SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 25, 1997


                                   APL LIMITED
                (Exact name of registrant as specified in charter)




                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


                1-8544                               94-2911022

          (Commission File No.)           (IRS employer identification no.)


                1111 Broadway, Oakland, California            94607
              (Address of principal executive offices)       (Zip Code)


                 Registrant's telephone number, including area code:
                                   (510) 272-8000





         ITEM 5.   OTHER EVENTS.

              On June 25, 1997, APL Limited (the "Company") issued the press release attached as Exhibit 99.




         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits

                        99.  Press Release dated June 25, 1997.






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly autho-rized.


                                     APL LIMITED



                                     By:     /s/ Maryellen Cattani
                                     Name:   Maryellen Cattani
                                     Title:  Executive Vice President,
                                             General Counsel and
                                             Secretary


         Date:  June 25, 1997





                                  EXHIBIT INDEX





          Exhibit
            No.                             Description

            99.                  Press Release dated June 25, 1997